Schedule A
                                   ----------

     Hancock  Horizon  Family  of  Funds


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                                   TRUST         CLASS A     CLASS C    INSTITUTIONAL SWEEP   CLASS D     INSTITUTIONAL
                                CLASS SHARES     SHARES      SHARES        CLASS SHARES       SHARES       CLASS SHARES
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
Government Money Market Fund         X              X                           X
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Strategic Income Bond Fund           X              X          X
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Value Fund                           X              X          X
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Growth Fund                          X              X          X
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Burkenroad Fund                                     X                                             X
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Diversified International Fund       X              X          X
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Quantitative Long/Short Fund         X              X          X
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Louisiana Tax-Free Income Fund       X              X
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Mississippi Tax-Free Income Fund     X              X
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